                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2003
                Date of Report (Date of Earliest Event Reported)


                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         MARYLAND                  811-6651                  000000000
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)         Identification Number)
    of Incorporation)


    225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                02110
     (Address of Principal Executive Offices)              (Zip Code)


                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE.

      Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the monthly Insight report of the Fund's Listed Investment Manager.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2003



                                    By:  /s/ Mary Moran Zeven
                                         --------------------
                                         Name:Mary Moran Zeven
                                         Title: Secretary

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